Exhibit 10.5.06

OMNIBUS CERTIFICATE
(STARBOARD RESOURCES, INC.)

I, Michael J. Pawelek, the President and Secretary, of Starboard Resources, Inc., a Delaware corporation, (the “Borrower”), (a) hereby deliver this certificate in connection with that certain Credit Agreement dated June 27, 2013 (as amended, the “Credit Agreement”) between the Borrower and Independent Bank, a Texas banking association, (the “Lender”), all the defined terms of the Credit Agreement being incorporated herein by reference the same as if set forth herein verbatim, and (b) hereby certify to the Lender, with the knowledge and intent that the Lender may, without any investigation on its part, rely fully upon the matters herein in connection with extensions of credit by the Lender to the Borrower, that the following matters are true and correct on the date hereof:

(i) Resolutions. Attached hereto as Exhibit A is a true and correct copy of resolutions relating to the Credit Documents which have been duly and unanimously adopted at a meeting of, or (if permitted by applicable law) by the unanimous written consent of, the Board of Directors of the Borrower, and none of such resolutions has been amended, modified or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof.

(ii) Incumbency. The following-named individuals are the duly elected, qualified and acting officers of the Company, and hold the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true and authentic signatures:

Name	Title	Specimen Signature
Michael J. Pawelek	Chief Executive Officer/Secretary	____________________________

(iii) Certificate of Formation. Attached hereto as Exhibit B is a true and correct copy of the Certificate of Formation establishing the Borrower as a corporation, together with all amendments thereto through the date hereof.

(iv) Bylaws. Attached hereto as Exhibit C is a true and correct copy of the Bylaws of the Borrower in effect on the date hereof.

(v) Default. To the best knowledge of the undersigned, no Default has occurred and is continuing under the terms of the Credit Agreement and the making of the initial loan will not cause a Default to occur.

(vi) Organization, Standing, Qualification. To the best knowledge of the undersigned, the Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, (b) has all requisite power to conduct its business and to execute and deliver and perform its obligations under, the Credit Documents, and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its business requires the same.

(vii) Representations. To the best knowledge of the undersigned, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof.

IN WITNESS WHEREOF, I have duly executed this certificate as of June 27, 2013.

____________________________________
Michael J. Pawelek, Chief Executive Officer of
Starboard Resources, Inc.

EXHIBIT A

CERTIFICATE OF ADOPTION OF RESOLUTIONS

The undersigned, being the Secretary of Starboard Resources, Inc., does hereby certify as follows:

The proposed resolutions attached as Exhibit 1 hereto (the “Resolutions”) were adopted by unanimous consent of the Directors of Starboard Resources, Inc. at a meeting of the Board of Directors held on June 25, 2013. The Resolutions have not been altered or amended and are in full force and effect as of the date hereof.

Signed this 25th day of June, 2013.

By: _____________________________
Michael J. Pawelek, Secretary

Exhibit B

Certificate of Formation of Borrower
(Attached)

Exhibit C

Bylaws of Borrower
(Attached)